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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 3, 1995, included in this Form 10-K for the year ended December 31, 1994, into Indiana Bell Telephone Company, Incorporated's previously filed Registration Statement File No. 33-51027.



                                                  ARTHUR ANDERSEN LLP

Indianapolis, Indiana
March 21, 1995





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